Exhibit 99.2

Co-Registrant (Commission File Number 000-30761):

UbiquiTel Inc.

One West Elm Street
Suite 400
Conshohocken, Pennsylvania 19428

Co-Registrant (Commission File Number 333-39950):

UbiquiTel Operating Company

One West Elm Street
Suite 400
Conshohocken, Pennsylvania 19428

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of UbiquiTel Inc. and UbiquiTel Operating Company on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James J. Volk, Chief Financial Officer of UbiquiTel Inc. and UbiquiTel Operating Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of UbiquiTel Inc. and UbiquiTel Operating Company.

UBIQUITEL INC.

/s/ James J. Volk
James J. Volk
Chief Financial Officer

UBIQUITEL OPERATING COMPANY

/s/ James J. Volk
James J. Volk
Chief Financial Officer

August 14, 2002